Standard & Poor's
                                         A Division of The McGraw-Hill Companies





October 28, 1998


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005

                             Re:     Municipal Securities Trust,
                                     Multi-State Series 38
                                     ---------------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-29989 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                            Sincerely,



                                            Frank A. Ciccotto


FAC/trh


762512.1

                                         Standard & Poor's
                                         A Division of The McGraw-Hill Companies












October 28, 1998


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005

                              Re:     Municipal Securities Trust,
                                      Multi-State Series 40 (NY), Series 49
                                      -------------------------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-36335 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                         Sincerely,


                                         Frank A. Ciccotto


FAC/trh

762512.1

                                        Standard & Poor's
                                        A Division of The McGraw-Hill Companies







October 28, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005


                        Re:     Municipal Securities Trust,
                                Multi-State Series 44
                                ---------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-50901 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                      Sincerely,




                                      Frank A. Ciccotto


FAC/trh

762512.1